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                                                                     Exhibit 1.1

                              Global Crossing Ltd.
                         [                    ] Shares
                        [COMMON STOCK][PREFERRED STOCK]
                             UNDERWRITING AGREEMENT

New York, New York
__________________

[Addressees]

Ladies and Gentlemen:

          Global Crossing Ltd., a Bermuda company (the "Company"), proposes to
issue and sell [                      ] shares of its [Common Stock][Preferred
Stock] (the "Firm Shares") to you (the "Underwriters), in the amounts set forth in Schedule I hereto. In addition, solely for the purpose of covering over-
   ----------
allotments, if any, in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company will sell up to an additional [
] shares (the "Additional Shares") of its [Common Stock][Preferred Stock]. The Firm Shares and the Additional Shares are collectively referred to herein as the "Securities". [The Preferred Stock will be issued pursuant to a certificate of designations (the "Certificate of Designations"), which will be in form and substance reasonably satisfactory to the Underwriters, and the terms thereof will be contained in the Company's Bye-Laws (the "Bye-laws"). Under certain circumstances set forth in the Certificate of Designations and Bye-Laws, the Preferred Stock may be convertible into Common Stock, par value $0.01 per share (the "Common Stock"), of the Company.] The Transfer Agent for the Securities will be EquiServe. The Securities are more fully described in the Prospectuses referred to below. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Prospectuses (as defined below).

          In connection with the sale of the Securities, the Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a Registration Statement on Form S-3, including Prospectuses subject to completion, relating to the Securities. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits and all documents incorporated therein by reference), as amended at the time it becomes effective, and as thereafter amended by post-effective amendment. The term "Prospectuses" as used
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in this Agreement means the prospectuses in the forms included in the
Registration Statement or, if the prospectuses included in the Registration Statement omit the information in reliance on Rule 430A under the Act and such information is included in prospectuses filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectuses" as used in this Agreement means the prospectuses in the forms included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectuses filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectuses" as used in this Agreement means the prospectuses subject to completion in the forms included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, as such prospectuses shall have been amended from time to time prior to the date of the Prospectuses. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          This Agreement, the Securities, the Certificate of Designations and the Bye-Laws are hereinafter referred to collectively as the "Operative Documents".

          1.  Representations and Warranties.  The Company hereby represents and
              ------------------------------
warrants to each Underwriter as set forth below in this Section 1.

          (a) The Registration Statement and the Prospectuses and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act complied or will comply in all material respects with the provisions of the Act and will not at any such times contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company does not make any representation or warranty as to the information contained in or omitted from the Registration Statement or any Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter specifically for inclusion therein.

          (b) The statements made in the Prospectuses under the caption "Description of the [Common Stock][Preferred Stock]", insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute or will constitute accurate summaries of the terms of such documents in all material respects.

          (c) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by

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     general principles of equity, and except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy.

          (d) [The amendment of the Bye-laws to incorporate the terms of the Preferred Stock has been duly authorized by all necessary corporate and shareholder action and, on the Closing Date, the Certificate of Designation will have been duly executed by the Company, and the Bye-laws will have been amended to incorporate the terms of the Preferred Stock, which terms will conform in all material respects to the description thereof in the Prospectuses;] the Company has duly authorized the Securities and, when issued and authenticated in accordance with the Bye-laws and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Securities will represent a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations with respect thereto may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity.

          (e) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; [the shares of Common Stock into which the shares of Preferred Stock may be converted will be duly authorized and, when issued and delivered to the holders of Securities against payment therefor in accordance with the terms of the Preferred Stock, validly issued, fully paid and nonassessable and free of any preemptive rights]; and the capital stock of the Company conforms to the description thereof in the Prospectuses.

          (f) The Company is a company duly organized and validly existing and in good standing under the laws of Bermuda and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement or the Prospectuses and to execute, deliver and perform its obligations under the Operative Documents (including, without limitation, the requisite corporate power and authority to issue, sell and deliver the Securities), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and the direct or indirect subsidiaries of the Company (the "Subsidiaries"), taken as a whole (a "Material Adverse Effect").

          (g) Each of the Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power (corporate and other) and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement or the Prospectuses and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction

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     or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, with respect to capital stock of the Subsidiaries, are wholly owned by the Company, directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except [ ].

          (h) Except as disclosed in the Registration Statement or the Prospectuses, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries or to which any of their respective properties is subject that, if determined adversely to the Company or any of the Subsidiaries, would have a Material Adverse Effect or that are required to be described or summarized in the Registration Statement or the Prospectuses but are not described as required by the Act. The Registration Statement and Prospectuses contain accurate summaries of all material agreements, contracts, indentures, leases or other instruments that are required to be described or summarized under the Act.

          (i) Neither the Company nor any of the Subsidiaries is (i) in violation of its organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, except where any such violation or violations would not have a Material Adverse Effect or (ii) except as may be disclosed in the Registration Statement or the Prospectuses, in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which either individually or in the aggregate would have a Material Adverse Effect.

          (j) None of the issuance, offer or sale of the Securities, the execution, delivery or performance by the Company of this Agreement or the other Operative Docuements (including, without limitation, the amendment of the Bye-Laws to incorporate the terms of the Preferred Stock), compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court or governmental agency or body having jurisdiction over it (except such as may be required in connection with any consent, approval, authorization or other order of the Bermuda Minister of Finance or the Bermuda Monetary Authority and compliance with the securities or Blue Sky laws of various jurisdictions), (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the organizational documents of the Company or any of the Subsidiaries or any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any

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     statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

          (k) [                ], who have certified the financial statements of
     the Company included as part of or incorporated by reference in the Registration Statement and the Prospectuses are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations thereunder.

          (l) The financial statements, together with the related notes thereto, included as part of the Registration Statement and the Prospectuses or incorporated by reference therein, present fairly in all material respects the consolidated financial position, results of operations, shareholders' equity and cash flows of the Company together with its consolidated
     subsidiaries [and [               ] and their consolidated subsidiaries] on
     the basis stated in the Registration Statement and the Prospectuses at the respective dates or for the respective periods to which they apply (to the extent such entities were in existence at such dates or for such periods); such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein, and meet the requirements of Regulation S-X under the Securities Act for registration statements on Form S-3; and the other financial information and data set forth or incorporated by reference in the Registration Statement and the Prospectuses is accurately presented and, to the extent such information and data is derived from the financial books and records of the Company, is prepared on a basis consistent with such financial statements and the books and records of the Company. The selected financial data set forth under the caption "Selected historical financial information" in the Registration Statement and the Prospectuses or the selected financial data incorporated by reference in the Registration Statement and the Prospectuses fairly present the information included or incorporated by reference therein.

          (m) The pro forma financial statements included in the Registration Statement and the Prospectuses have been prepared on a basis consistent with the historical financial statements of the Company and its consolidated subsidiaries, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical transactions contemplated in the Registration Statement and the Prospectuses and comply as to form in all material respects with the requirements of Regulation S-X under the Act.

          (n) Except as disclosed in, or specifically contemplated by, the Registration Statement or the Prospectuses, subsequent to the date as of which such information is given in the Registration Statement or the Prospectuses (as amended or supplemented, if

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     applicable), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries or any material adverse change, or any development involving or which would be expected to involve a prospective material adverse change, in the business, assets, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole.

          (o) Each of the Company and the Subsidiaries has good and indefeasible title to all property (real and personal) described in the Registration Statement and the Prospectuses as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement or the Prospectuses or would not have a Material Adverse Effect, and all the material property described in the Registration Statement or the Prospectuses as being held under lease by each of the Company and the Subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect.

          (p) Each of the Company and the Subsidiaries has such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement or Prospectuses, except to the extent that the failure to have such Permits would not have a Material Adverse Effect; the Company and each of the Subsidiaries have fulfilled and performed in all material respects all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Registration Statement or the Prospectuses and except to the extent that any such revocation or termination would not have a Material Adverse Effect.

          (q) The Company and the Subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent.

          (r) Neither the Company nor the Subsidiaries have violated any applicable foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

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          (s) There are no costs or liabilities associated with any applicable
     Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (t) No holder of any security of the Company or any of the Subsidiaries has any right to request or demand registration of shares of common stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement. Except as described in the Registration Statement or the Prospectuses, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, agreements or arrangements to issue, any shares of capital stock of the Company or any of the Subsidiaries or any security convertible into or exchangeable or exercisable for capital stock of the Company or any of the Subsidiaries.

          (u) The Company and each of the Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Registration Statement or the Prospectuses as being owned by any of them or necessary for the conduct of their respective businesses, and, except as may be disclosed in the Registration Statement or the Prospectuses, the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing which, if determined adversely to the Company or the Subsidiaries, would have a Material Adverse Effect.

          (v) The Company is not an "investment company" within the meaning of the Investment Company "Act of 1940, as amended (the "Investment Company Act").

          (w) Prior to the date hereof, the Company, has not taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

          2.  Purchase and Sale.  (a)  Subject to the terms and conditions and
              -----------------
in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of
[            ]% of the principal amount thereof, [plus accrued dividends from [
], if settlement occurs after that date,] [                   ] Firm Shares in
the amount set forth opposite such Underwriter's name on Schedule I hereto.
                                                         ----------

          (b) The Company also agrees, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, that the Underwriters shall have the right to purchase from the Company, solely for the purpose of covering over-allotments in connection

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with sales of the Firm Shares, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 10:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of [ ] Additional Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion to the aggregate number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I hereto bears to the aggregate number of Firm Shares.

          3.  Delivery and Payment.  Delivery of and payment for the Firm Shares
              --------------------
shall be made at 10:00 AM, New York City time, on [
], or such later date (not later than [                        ]) as the
Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Firm Shares being herein called the "Closing Date"). Delivery of the Firm Shares shall be made to the Underwriters for the respective accounts of the Underwriters against payment thereby of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds or such other manner of payment as may be agreed by the Company and the Underwriters. Delivery of the Firm Shares shall be made at such location as the Underwriters shall reasonably designate at least one business day in advance of the Closing Date and payment for the Firm Shares shall be made at the office of Latham & Watkins ("Counsel for the Underwriters"), 885 Third Avenue, New York, New York. Certificates for the Firm Shares shall be registered in such names and in such denominations as the Underwriters may request not less than three full business days in advance of the Closing Date.

          The Company agrees to have the Firm Shares available for inspection by the Underwriters in New York, New York, not later than 1:00 PM, New York City time, on the business day immediately prior to the Closing Date.

          Delivery of, and payment of the purchase price for any Additional Shares to be purchased by the Underwriters shall be made at the offices of Latham & Watkins, 885 Third Avenue, New York, NY 10022, or such other location as may be mutually acceptable, at such time and on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written
notice from [                                ], on behalf of the Underwriters to
purchase a number, specified in such notice, of Additional Shares.

          4.  Agreements.  The Company hereby agrees with each Underwriter that:
              ----------

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, the Company will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become

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     effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

          (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or supplement to the Registration Statement, any Prepricing Prospectuses or the Prospectuses or for additional information; and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Company will furnish to you, without charge, one signed copy of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the Registration Statement and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

          (d) The Company will not file any amendment to the Registration Statement (other than any Exchange Act Documents incorporated therein) or make any amendment or supplement to the Prospectuses (other than any Exchange Act Documents incorporated therein) of which you shall not previously have been advised or to which you shall reasonably object in writing after being so advised. "Exchange Act Documents" means any documents filed by the Company or any Subsidiary thereof with the Commission under the Exchange Act and any rules and regulations promulgated thereunder, and any amendment or supplement thereto.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have reasonably requested or may hereafter reasonably request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

          (f) As soon as practicable after the execution and delivery of this Agreement and thereafter from time to time for such period as in the written opinion of counsel for the Underwriters a Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the Prospectus (and any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdiction in which the Securities are offered by the Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the written opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or it is necessary to supplement or amend the Prospectus to comply with the Act of any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof.

          (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as reasonably practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act; provided that such requirement shall be deemed satisfied if the Company complies with the provisions of Rule 158 of the Act.

          (i) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder in the manner set forth in the Prospectuses under the caption "Use of Proceeds."

          (j) If Rule 430(a) of the Act is employed, the Company will timely file the Prospectuses pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

          (k) Except as stated in this Agreement and in the Prepricing Prospectuses and Prospectuses, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonable be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

          (l) The Company will use its reasonable best efforts to have the [Common Stock] listed, subject to notice of issuance, on the Nasdaq National Market concurrently with the effectiveness of the Registration Statement.

          5.  Conditions to the Obligations of the Underwriters.  The several
              -------------------------------------------------
obligations of the Underwriters to purchase the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") and the Closing Date, except that with respect to
             --------------
the Additional Shares, references to the Closing Date shall mean the Option Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M. New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectuses or otherwise) shall have been complied with to your satisfaction.

          (b) The Underwriters shall have received the opinion of Simpson Thacher & Bartlett, counsel for the Company, dated the Closing Date, to the effect that:

               (i) The Registration Statement has become effective under the Act and the Prospectuses were filed on the date specified in such opinion pursuant to the subsection set forth in such opinion of Rule 424(b) of the rules and regulations of the Commission under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

               (ii) Assuming that this Agreement has been duly authorized, executed and delivered by each party hereto (other than the Company), this Agreement constitutes a valid and legally binding obligation of such party, enforceable against such party in accordance with its terms;

               (iii) The statements made in the Prospectuses under the captions "Description of the [Common Stock][Preferred Stock]" and "Plan of Distribution," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

               (iv) The issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Operative Documents will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on an annexed schedule furnished to such counsel by the Company, nor will such action violate any Federal or New York statute or any rule or regulation that has been issued pursuant to any Federal or New York statute or any order known to such counsel issued pursuant to any Federal or New York statute by any court or governmental agency or body or court having jurisdiction over the Company or any of its respective properties;

               (v) No consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body or, to our knowledge, any Federal or New York court is required for the issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Operative Documents, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (vi) The statements made in the Prospectuses under the caption "Certain Income Tax Consequences-Taxation of Holders of [Common Stock][Preferred Stock]-United States Federal Income Tax Considerations" insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and

               (vii) The Company is not an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

          Such counsel shall state that the opinions set forth in paragraphs
(ii) and (iv) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          Such counsel shall also state that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or Prospectuses, and takes no responsibility therefor, except as and to the extent set forth in paragraphs
(iii) and (vi) above. Such counsel shall state that in the course of the preparation by the Company of the Registration Statement and the Prospectuses, such counsel participated in conferences with certain officers and employees of
the Company, with representatives of [           ] and with counsel to the
Company. Such counsel shall state that based upon such counsel's examination of the Registration Statement and the Prospectuses, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectuses and such counsel's participation in the conferences referred to above, such counsel has no reason to believe that the Registration Statement as of its effective date and the Prospectuses as of their respective dates or the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or any Prospectus.

          Such counsel may also state that such counsel is a member of the Bar of the State of New York and such counsel does not express any opinion therein concerning any law other than the law of the State of New York, the Federal law of the United States and the Delaware General Corporation Law. Such counsel may also state that, in addition, such counsel does not express any opinion with regard to any New York or Federal law regulating telecommunications activities or any rules or regulations promulgated by any New York or Federal agency (including, without limitation, the Federal Communications Commission) thereunder.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such counsel may also make such assumptions and qualifications as they deem proper.

          (c) The Underwriters shall have received on the Closing Date an opinion of Appleby, Spurling & Kempe, Bermuda counsel to the Company, dated the Closing Date and addressed to the Underwriters to the effect that:

               (i) Each of the Company and each Subsidiary organized under the laws of Bermuda as listed on a schedule to the opinion (each, a "Bermuda Subsidiary" and together the "Bermuda Subsidiaries") is a company duly organized, validly existing and in good standing under the laws of Bermuda and has the requisite power to conduct its business and authority to own its properties as described in the Registration Statement or the Prospectuses and to enter into and perform the respective terms and conditions of this Agreement and, in the case of the Company, to constitute and issue the Securities;

               (ii) Based solely on an Officer's Certificate of the Company, each of the Company and each Bermuda Subsidiary is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect;

               (iii) The Company has taken all necessary action to authorize the execution and delivery of the Operative Documents and the performance by it of the transactions contemplated therein;

               (iv) The Company has taken all necessary action to authorize the issuance and delivery of the Securities and the performance by it of the transactions contemplated therein;

               (v) The issuance by the Company of the Securities and the execution and delivery by the Company of, and the performance of its obligations under and compliance with the provisions of, the Operative Documents (including, without limitation, the amendment of the Bye-Laws to incorporate the terms of the Preferred Stock and the filing of the Certificate of Designations with the Bermuda Monetary Authority) will not:

                    (a) violate any provision of any applicable law of Bermuda, nor, as far as can be ascertained from public records, any regulation of any governmental, judicial or public body or authority of or in Bermuda;

                    (b) violate the Memorandum of Association or Bye-laws of the
               Company; or

                    (c) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bermuda Subsidiaries;

               (vi) The Operative Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms;

               (vii) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Common Stock to be converted from the Preferred Stock shall have been duly authorized and, when issued and delivered to the holders of Securities against payment therefor in accordance with the terms of the Preferred Stock, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Prospectuses;

               (viii) Other than as specified in such opinion, there is no registration or filing with, or consent, license, approval, declaration, permission, authorization, exemption or similar instrument of, or the taking of any other action by, any person in Bermuda which is required in connection with the issuance of the Securities or the execution, delivery or performance of this Agreement, or to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in Bermuda;

               (ix) Neither the Company nor any of its respective properties or assets enjoys any rights of immunity from legal proceedings in Bermuda, or from the execution of judgment upon or attachment of such property or assets or otherwise;

               (x) The choice of the laws of the State of New York to govern this Agreement is a proper, valid and binding choice of law and will be recognized and applied by the Courts of Bermuda, assuming that such choice of law is a valid and binding choice of law under the laws of the State of New York and provided that (i) the point is specifically pleaded; and (ii) recognition would not be contrary to public policy as that term is understood under Bermuda law;

               (xi) The irrevocable submission by the Company to the jurisdiction of the New York State and Federal courts sitting in New York for the purposes of all legal actions and proceedings instituted in connection with the Securities and as provided for in this Agreement and the appointment of the Process Agent contained in this Agreement constitutes the legal, valid and binding obligation of the Company, provided that such submission and appointment is accepted by such courts and, with respect to the appointment of the Process Agent, provided that no other procedural requirements are necessary in order to validate such appointment;

               (xii) A final and conclusive judgment of the United States Federal or New York State courts under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature in respect of a fine or other penalty, or in respect of multiple damages as defined in the Protection of Trading Interests Act
          1981), may be the subject of enforcement proceedings in the Supreme Court of Bermuda without re-examination of the merits of the case under the common law doctrine of obligation by action on the debt evidenced by the foreign court's judgment. On general principles, we would expect such proceedings to be successful provided that the court which gave the judgment was competent to hear the action in accordance with private international law principles as applied in Bermuda and the judgment is not contrary to public policy in Bermuda, has not been obtained by fraud or in proceedings contrary to natural justice and is not based on an error in Bermuda law. Enforcement of such a judgment against assets in Bermuda may involve the conversion of the judgment debt into Bermuda dollars but the Bermuda Monetary Authority has indicated that its present policy is to give the consents necessary to enable recovery in the currency of the obligation;

               (xiii) The statements in the Prospectuses under the captions "Service of Process and Enforcement of Liabilities," "Certain Income Tax ConsequencesBBermuda Tax Considerations," and "BTaxation of Holders of [Common Stock][Preferred Stock]BBermuda Tax Considerations" insofar as they purport to describe the provisions of the laws of Bermuda referred to therein, are accurate and correct in all material respects; and

               (xiv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Bermuda Government or to any political subdivision or taxing authority thereof or therein in connection with the execution of this Agreement or the issuance of the Securities.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such counsel may also make such assumptions and qualifications as they deem proper. Such opinion shall also state that it may be relied upon by Latham & Watkins, as if it were addressed to them, for the purposes of any legal opinion that such firm may be asked to deliver pursuant to this Agreement.

          (d) The Underwriters shall have received on the Closing Date an
     opinion of       [               ], special U.S. regulatory counsel to the
     Company, dated the Closing Date and addressed to the Underwriters to the effect that:

               (xv) Except for such FCC consents, approvals, authorizations, or orders that have already been obtained, no material consent, approval, authorization, or order of the FCC is required to be obtained by the Company under the Communications Laws for the consummation of the transactions contemplated under this Agreement, except that, from time to time, the Company, may be required to obtain certain FCC authorizations that would be required in the ordinary course of business.

               (xvi) The execution and delivery of, and the consummation of the transactions contemplated under, this Agreement by the Company do not and will not materially violate any provision of the Communications Laws.

               (xvii) The statements made under the captions "Business-Regulation" and "Risk Factors and Forward-Looking Statements-Our operations are subject to regulation int he United States and abroad and require us to obtain and maintain a number of governmental licenses and permits. If we fail to comply with those regulatory requirements or obtain and maintain those licenses and permits, we may not be able to conduct our business" in the Company's annual report on Form 10-K for the year ended December 31, 1999, incorporated by reference in the Registration Statement, insofar as such statements purport to constitute a summary of the material regulatory matters covered therein under the Communications Laws, fairly present the information contained therein in light of the subject matter of such Statements and the circumstances in which such Statements were made.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, other Subsidiaries and public officials. Such counsel may also make such assumptions and qualifications as they deem proper.

          All references in these Sections 5(b), (c) and (d) to the Prospectuses shall be deemed to include any amendment or supplement thereto at the Closing Date.

          (e) The Underwriters shall have received from Latham & Watkins, Counsel for the Underwriters an opinion, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectuses (as amended or supplemented at the Closing
     Date) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Underwriters a certificate of the Company, signed by either the Co-Chairman of the Board or the Chief Executive Officer and the principal acting financial or accounting officer of such entity, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectuses, any amendment or supplement thereto and this Agreement and that:

               (i) the representations and warranties of the Company set forth in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and since the date of the most recent financial statements included in the Registration Statement and the Prospectuses, there has been no material adverse change in the business, assets, condition (financial or otherwise) or results of operations of the Company or the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Registration Statement or the Prospectuses (exclusive of any amendment or supplement thereto).

          (g) On the Pricing Date, [                     ] shall have furnished
     to the Underwriters a "comfort" letter, dated as of the Pricing Date, in form and substance satisfactory to the Underwriters, and on the Closing
     Date [                ] shall have furnished to the Underwriters a "bring-
     down comfort" letter, dated the Closing Date, in form and substance satisfactory to the Underwriters.

          (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Prospectuses, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company or the Subsidiaries, taken as a whole, the effect of which is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Prospectuses.

          (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall have been contemplated by the Commission at or prior to the Closing Date;

          (j) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

          (k) The Securities shall have been approved for listing, subject to
     notice of issuance, on the [                                ].

          (l) The Company shall have (i) authorized and executed the Certificate of Designations in form and substance reasonably satisfactory to the Underwriters and

(ii) authorized the amendment of, and amended, the Bye-laws to incorporate the terms of the Preferred Stock, in each case in accordance with Bermuda law, and the Underwriters shall have received original copies thereof, duly executed by the Company.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriters and Counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          The documents required to be delivered by this Section 5 will be delivered at the office of Counsel for the Underwriters at 885 Third Avenue, New York, New York, on the Closing Date.

          6.  Reimbursement of Expenses.  If the sale of the Securities provided
              -------------------------
for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters in payment for the Securities on the Closing Date, the Company agrees to reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          7.  Indemnification and Contribution.
              --------------------------------

          (a) The Company hereby agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or Prepricing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such
             --------  -------
     case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (i) made in the Registration Statement or any Prospectus or Prepricing Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein or (ii) made in the Prepricing Prospectus if such untrue statement or alleged untrue statement or omission or alleged omission made in the Prepricing Prospectus is eliminated or remedied in the Prospectus (as amended or supplemented, if applicable) and a copy of the Prospectus shall not have been furnished to the person asserting such loss, claim, damage or liability at or prior to the written confirmation of the sale of Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the Prepricing Prospectus, the Prospectus or the Registration Statement (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges for all purposes under this Section 7 (including Section 7(a)
     above) that the statements set forth in [                           ] in
     the Prospectus, constitute the only information furnished in writing by the Underwriters for inclusion in the Preliminary Prospectus or the Prospectus (or in any amendment or supplement thereto).

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons shall be designated in writing by the first of the named Underwriters on
     Schedule I hereto and any such separate firm of the Company, its directors,
     --------
     its officers and such control persons of the Company shall be designated in writing by the Company. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company and one or more of the
                           ------
     Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among the Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total purchase discounts and commissions received by the Underwriters from the Company in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The remedies provided in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          8.  Default by an Underwriter.  If any one or more Underwriters shall
              -------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter hereunder, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate principal amount of Firm Shares to be purchased set forth opposite their names on Schedule I hereto bears to the number of Firm Shares set forth
               ----------
opposite the names of the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of the Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of the Firm Shares set forth on Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by an Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement, Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of any liability it may have to the Issuers or the non-defaulting Underwriter for damages occasioned by its default hereunder.

          9.  Termination.  This Agreement shall be subject to termination in
              -----------
the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York

State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or Bermuda of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement or any Prospectus.

          10.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties and indemnities of the Company and its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of its officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

          11.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or sent via facsimile and confirmed to them, care of [
]; or, if sent to the Company, will be mailed, delivered or sent via facsimile and confirmed to it at Wessex House, 45 Reid Street, Hamilton HM 12 Bermuda, attention: Secretary of the Company.

          12.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          13.  Applicable Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of New York.

          14.  Business Day.  For purposes of this Agreement, "business day"
               ------------
means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

          15.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

          16.  Submission to Jurisdiction; Appointment of Agents for Service;
               --------------------------------------------------------------
Currency Indemnity.
------------------

          (a) To the fullest extent permitted by applicable law, the Company irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Agreement, the Securities and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of Bermuda (or any other courts to the jurisdiction of which the Company is subject) by a suit upon such judgment, provided that service of
                                                       --------
     process is effected upon the Company in the manner specified herein or as otherwise permitted by law. The Company hereby irrevocably designates and
     appoints CT Corporation System, [      ] New York, New York (the "Process
                                                                       -------
     Agent") as the authorized agent of the Company upon whom process may be
     -----
     served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company. The Company represents to the Underwriters that they have notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. The Company irrevocably authorizes and directs the Process Agent to accept such service. The Company further agrees that service of process upon the Process Agent and written notice of said service to the Company mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Underwriters or any person controlling the Underwriters to serve process in any other matter permitted by law. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company has any outstanding obligations under this Agreement and the Securities. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of note, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.

          (b) The obligation of the parties to make payments hereunder for the Securities in U.S. dollars (the "Obligation Currency") and such obligation
                                      -------------------
     shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment (as an additional, separate and independent obligation) for the amount (if any) by which such effective receipt is less that the full amount of the Obligation Currency payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Underwriters.

                                 [Purchase Agreement Signature Pages Follow]

                                  Very truly yours,

                                  Global Crossing Ltd.


                                  By ___________________________
                                     Name:
                                     Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

[                             ]


By:       [                                             ]



By:____________________________
Name:
Title:

By:       [                                              ]



By:____________________________
Name:
Title:

For themselves and the other Underwriters

                                  SCHEDULE I

                                                           Number of Firm
Underwriters                                           Shares to be Purchased
------------                                          -------------------------